Exhibit 99.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of February 26, 2004 (the “Amendment Closing Date”), is by and among the financial institutions party to the Credit Agreement (as hereinafter defined) as lenders from time to time (the “Lenders”), Bank of America, N.A., with an office at 55 South Lake Avenue, Suite 900, Pasadena, California 91101, as administrative agent for the Lenders (in its capacity as administrative agent, the “Agent”), and Imperial Sugar Company, a Texas corporation, and each of its Subsidiaries party hereto (each a “Borrower” and collectively, the “Borrowers”).

WHEREAS, the Agent, the Lenders, and the Borrowers have entered into that certain Credit Agreement dated as of December 31, 2002 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrowers have requested that the Agent and the Lenders amend the Credit Agreement in certain respects; and the Agent and the Lenders have agreed to do so, but only upon the terms and conditions set forth below;

NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in the Credit Agreement and this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE 1

Definitions

Section 1.1 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings ascribed thereto in the Credit Agreement, as amended hereby.

ARTICLE 2

Amendments

Section 2.1 New Definitions. The following new defined term and its definition are hereby added to Annex A to the Credit agreement, which definition shall appear in alphabetical order in such Annex A:

“ ’Liquidity’ means, during any period, the sum of (a) the average daily Availability during such period plus (b) the average sum of all overnight bank deposits of the Borrowers held with the Bank during such period and in which the Agent has a perfected, first priority Lien as security for the payment and performance of the Obligations.”

Section 2.2 Amendment to Definition of “Fixed Charge Coverage Reserve”. The first sentence of the definition of “Fixed Charge Coverage Reserve” contained in Annex A to the Credit Agreement are hereby amended and restated to read as follows:

“ ’Fixed Charge Coverage Reserve’ means a Reserve in the amount of $5,000,000, which Reserve shall be in effect at all times during the period from the Closing Date through and including the first Anniversary Date and continuing after the first Anniversary Date unless and until the earlier to occur of (a) the Borrowers’ Fixed Charge Coverage Ratio, calculated for a period of four consecutive Fiscal Quarters ending on the last day of a Fiscal Quarter which ends on or after the first Anniversary Date, on a consolidated basis, exceeds 1.00:1.00 or (b) the repayment in full of all outstanding Term Loans and all interest accrued thereon. For purposes of this definition only, when determining the Fixed Charge Coverage Ratio, cash restructuring expenses (except for cash restructuring expenses in the aggregate amount of $3,800,000 presented in the Borrowers’ projections dated December 2, 2002) shall not be added to Net Income for purposes of calculating EBITDA in the numerator of such ratio. “

Section 2.3 Amendment to Definition of “Fixed Charges”. A new sentence is hereby added to the end of the definition of “Fixed Charges” contained in Annex A to the Credit Agreement, which new sentence shall read as follows:

“Notwithstanding anything to the contrary contained in this Agreement, cash dividends paid and permitted to be paid in accordance with Section 7.10 shall not constitute Fixed Charges.”

Section 2.4 Amendment to Definition of “Interest Period”. The introductory clause to the definition of “Interest Period” contained in Annex A to the Credit Agreement is hereby amended and restated to read as follows:

“ ’Interest Period’ means, with respect to any LIBOR Rate Loan, the period commencing on the Funding Date of such Loan or on the Continuation/Conversion Date on which such Loan is continued as or converted into a LIBOR Rate Loan, and ending on the date one, two, three, or six months thereafter as selected by a Borrower in its Notice of Borrowing or Notice of Continuation/Conversion; provided that:”.

Section 2.5 Amendment to Definition of “Term Loans Amortization Reserve”. A new sentence is hereby added to the end of the definition of “Term Loans Amortization Reserve” contained in Annex A to the Credit Agreement, which new sentence shall read as follows:

“Notwithstanding the foregoing, upon the repayment in full of all outstanding Term Loans and all accrued interest thereon, the Term Loans Amortization Reserve shall no longer be in effect and may not be automatically reinstated as provided above.”

Section 2.6 Amendment to Section 3.4(c). The first proviso contained in Section 3.4(c) to the Credit Agreement is hereby amended to read as follows:

“provided that, with respect to clause “third” preceding, cash collateral for outstanding Letters of Credit shall not be required if Availability is greater than zero and cash initially used to collateralize outstanding Letters of Credit shall be reapplied to accrued interest with respect to the Revolving Loans and the principal of the Revolving Loans as provided in clauses “first” and “second” preceding as and when Revolving Loans are thereafter advanced at a time when Availability is greater than zero.”

Section 2.7 Amendment to Section 3.4(c). A new proviso is hereby added to the end of Section 3.4(c) to the Credit Agreement, which proviso shall read as follows:

“provided, further, that, with respect to clause “fifth” preceding, cash collateral for outstanding Letters of Credit shall not be required if Availability is greater than zero and cash initially used to collateralize outstanding Letters of Credit shall be reapplied to accrued interest with respect to the Revolving Loans and the principal of the Revolving Loans as provided in clauses “first” and “second” preceding as and when Revolving Loans are thereafter advanced at a time when Availability is greater than zero.”

Section 2.8 Amendment to Section 5.2(f). Section 5.2(f) to the Credit Agreement is hereby amended and restated to read as follows:

“(f) If requested by the Agent, the Obligated Parties will furnish, or cause to be furnished, promptly after filing with the PBGC and the IRS or any other Governmental Authority, a copy of each annual report or other filing filed with respect to each Plan of any Obligated Party.”

Section 2.9 Amendment to Section 5.2(l)(ii). Section 5.2(l)(ii) to the Credit Agreement is hereby amended and restated to read as follows:

“(ii) within thirty (30) days after the end of each calendar month, or more frequently if requested by the Agent and upon three (3) Business Days’ notice from the Agent, (A) an aging of each Borrower’s trade accounts payable, and (B) a schedule of each Borrower’s accounts receivable created since the last such schedule which (1) shall be as of the last day of the immediately preceding month, and (2) shall set forth a detailed aged final balance of all then existing accounts receivable specifying the names, addresses (if requested by the Agent), and balances due for each Account Debtor obligated on an account receivable so listed;”.

Section 2.10 Amendment to Section 5.2(l)(vii). Section 5.2(l)(vii) to the Credit Agreement is hereby amended and restated to read as follows:

“(vii) within thirty (30) days after the end of each calendar month, or more frequently if requested by the Agent and upon three (3) Business Days’

notice from the Agent, a report that (A) summarizes the Hedge Agreements to which any Obligated Party is a party, (B) calculates the Parent’s and its consolidated Subsidiaries’ compliance with the risk management policy for commodities adopted by the Parent’s board of directors, and (C) states the type of collateral (which shall not be other than cash) which secures the obligations under such Hedge Agreements and the aggregate amount of such collateral (cash), provided that such report and information regarding Hedge Agreements provided therein may, in lieu of the foregoing, be in form and substance agreed to between the Parent and the Agent from time to time;”.

Section 2.11 Amendment to Section 5.2(m). Section 5.2(m) to the Credit Agreement is hereby amended and restated to read as follows:

“(m) The Obligated Parties will furnish, or cause to be furnished, as soon as available and in any event within ninety (90) days after the Agent’s request therefor, appraisals of all Real Estate and Equipment of the Obligated Parties, each of which appraisals shall be in form and substance reasonably acceptable to the Agent; provided, however, that the Agent may request such appraisals only (i) on one occasion during the period commencing on January 1, 2004 and continuing through and including the Termination Date (except as provided in (iii) below), (ii) [Intentionally Omitted], and (iii) at any time and from time to time after the occurrence and during the continuance of any Event of Default (in addition to the times specified in clause (i) above). In addition, the Obligated Parties will furnish, or cause to be furnished, to the Agent (A) as soon as available, but in any event not later than September 30th of each year (commencing September 30, 2003), an appraisal of all Inventory of the Obligated Parties in form and substance reasonably acceptable to the Agent that is dated as of a date reasonably acceptable to the Parent that is no earlier than June 30th of such year and no later than September 30th of such year, provided, however, that during any year in which the daily average Liquidity, calculated for the period from January 1st through June 30th of such year, exceeds $25,000,000, such appraisal may be limited to a “desk-top” appraisal, and (B) at any time and from time to time after the occurrence and during the continuance of any Event of Default (in addition to the times specified in clause (A) above) an appraisal of all Inventory of the Obligated Parties in form and substance reasonably acceptable to the Agent dated as of a then current date reasonably acceptable to the Agent. All appraisals referred to in this clause (m) shall be undertaken by appraisers of recognized professional standing selected by, or acceptable to, the Agent. Notwithstanding the foregoing provisions of this clause (m), unless the Agent otherwise informs the Parent, the Agent and/or its counsel shall order the appraisals referred to in this clause (m) at the expense of the Borrowers.”

Section 2.12 Amendment to Section 7.9. A new proviso is hereby added to the end of Section 7.9(g) to the Credit Agreement, which proviso shall read as follows:

“and provided, further, however, that the Parent may sell its corporate office building and underlying Real Estate located in Sugar Land, Texas, at a price at which it deems reasonable, and the Parent may enter into a sale and leaseback transaction otherwise prohibited by Section 7.19 with respect thereto (such transactions to be excluded from the limitations on the Net Proceeds set forth above in this Section 7.9(g)).”

Section 2.13 Amendment to Section 7.10. Section 7.10 to the Credit Agreement is hereby amended and restated to read as follows:

“Distributions; Capital Change; Restricted Investments. Neither any Obligated Party nor any of its Subsidiaries shall:

(a) directly or indirectly declare or make, or incur any liability to make, any Distribution, except Distributions (i) by a Borrower to another Borrower that is the parent entity of such Borrower, (ii) by a Borrower to the Parent, (iii) of the Rights, (iv) by the Parent to redeem all issued and outstanding Rights for an aggregate consideration not to exceed $250,000 during the term of this Agreement, (v) consisting of the issuance of common or preferred stock of the Parent in accordance with the Shareholders Rights Plan (as opposed to the making or payment of any Distribution on or with respect to such stock issued or to be issued); provided, however, that the Parent may pay cash dividends on account of its common or preferred stock and may repurchase any of its common or preferred stock, so long as, immediately prior thereto and immediately after giving effect thereto, (A) no Default exists, (B) average daily Liquidity, calculated for the six month period consisting of the two fiscal quarters then most recently ended, exceeds $25,000,000 and such average daily Liquidity would remain in excess thereof on a pro forma basis immediately following the payment of such dividends and (C) the aggregate amount of all such dividends paid shall not exceed $10,000,000 during any calendar year;

(b) make any change in its capital structure that could be reasonably expected to have a Material Adverse Effect, provided, that, upon prior written notice to the Agent, the Parent may issue preferred stock on terms which are not inconsistent with or in violation of Section 7.10(a) above or any other term or provision of this Agreement, which issuance shall not be deemed a change in the Parent’s capital structure that could be reasonably expected to have a Material Adverse Effect; or

(c) make any Restricted Investment.”

Section 2.14 Amendment to Section 7.13(c). Section 7.13(c) to the Credit Agreement is hereby amended and restated to read as follows:

“(c) Capital Leases of Fixed Assets and purchase money-secured Debt incurred to purchase Fixed Assets; provided that (i) the Liens securing such Capital Leases and purchase money secured Debt shall attach only to the Fixed

Assets acquired by the incurrence of such Capital Leases and purchase money secured Debt, (ii) the aggregate amount of such Capital Leases and purchase money secured Debt shall not exceed $25,000,000 at any time and (iii) prior to the purchase of any Real Estate with such purchase money secured Debt, the Borrowers shall provide the Agent with environmental reports related to such Real Estate that are reasonably acceptable to the Agent;”

Section 2.15 Amendment to Section 7.13(j). Section 7.13(j) to the Credit Agreement is hereby amended and restated to read as follows:

“(j) other unsecured Debt incurred in the ordinary course of business not exceeding $25,000,000 in aggregate principal amount at any time outstanding.”

Section 2.16 Amendment to Section 7.23. The introductory sentence to Section 7.23 to the Credit Agreement is hereby amended and restated to read as follows:

“Fixed Charge Coverage Ratio. Until the repayment in full of all outstanding Term Loans and all accrued interest thereon, the Parent and its consolidated Subsidiaries will maintain a Fixed Charge Coverage Ratio for each period of four consecutive Fiscal Quarters ending on the last day of each Fiscal Quarter set forth below (or, with respect to the Fiscal Quarter ending on September 30, 2003, for the period commencing on January 1, 2003 and ending on September 30, 2003) of not less than the ratio set forth below opposite each such Fiscal Quarter:”.

Section 2.17 Amendment to Section 12.11. A new Section 12.11(e) is hereby added to Section 12.11 of the Credit Agreement to read as follows:

“(e) Notwithstanding anything to the contrary contained in this Agreement, upon (i) the request by the Parent; (ii) the payment in full of all outstanding Term Loans and all interest accrued thereon, and (iii) the delivery to the Agent of any and all agreements of the types that may be required pursuant to Section 7.27, without giving effect to the provisos at the end of Section 7.27, the Lenders hereby irrevocably authorize and direct the Agent to release any Agent’s Lien’s upon the Collateral constituting the Primary Plant and underlying Real Estate located in Gramercy, Louisiana and any Equipment located thereon, and the Agent hereby agrees to effectuate such release.”

ARTICLE 3

Fees

Section 3.1 Amendment Fee. Upon execution hereof, the Borrowers shall pay to the Agent, for the ratable account of the Agent and the Lenders, an amendment fee (the “Amendment Fee”) in the amount of Forty Thousand Dollars ($40,000), which, at the Agent’s option, may be charged as an advance and a Revolving Loan under the Credit Agreement, and which fee is fully earned and payable as of the date of this Amendment.

ARTICLE 4

Conditions Precedent

Section 4.1 Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(i)	The representations and warranties contained herein and in the Credit Agreement, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof, except for such representations and warranties limited by their terms to a specific date;

(ii)	The Borrowers shall have delivered to the Agent an executed original copy of this Amendment;

(iii)	No Default or Event of Default shall have occurred and be continuing;

(iv)	The Borrowers shall have paid to the Agent the Amendment Fee set forth in Section 3.01 of this Amendment, or the same shall be charged as a Revolving Loan under the Credit Agreement as provided above; and

(v)	All proceedings taken in connection with the transactions contemplated by this Amendment and all documentation and other legal matters incident thereto shall be satisfactory to the Agent.

ARTICLE 5

Miscellaneous

Section 5.1 Acknowledgment. Each of the Borrowers hereby represents and warrants that the execution and delivery of this Amendment and compliance by the Borrowers with all of the provisions of this Amendment: (i) are within each Borrower’s powers and purposes; (ii) have been duly authorized or approved by each Borrower; and (iii) when executed and delivered by or on behalf of each Borrower, will constitute valid and binding obligations of such Borrower, enforceable in accordance with its terms. Each Borrower reaffirms its obligation to pay all amounts due the Agent and the Lenders under the Loan Documents in accordance with the terms thereof, as modified hereby.

Section 5.2 Dissolution of Certain Guarantors. Each of the Borrowers hereby represents and warrants that each of the following entities has been previously dissolved and liquidated in a manner consistent with and as permitted by the terms of the Agreement: (i) Crown Express, Inc.; (ii) Diamond Crystal Specialty Foods Canada Limited; (iii) Food Carrier, Inc.; (iv) Holly Northwest Company; (v) Imperial Securitization Corporation; (vi) Imperial Sugar Securitization, LLC; (vii) Limestone Products Company, Inc.; (viii) Phoenix Packaging Corporation; (ix) Savannah International Company; (x) Savannah Packaging Company; (xi) Savannah Total Invert Company.

Section 5.3 Loan Documents Unmodified. Except as otherwise specifically modified by this Amendment, all terms and provisions of the Credit Agreement and all other Loan Documents shall remain in full force and effect in accordance with their terms. Nothing contained in this Amendment shall in any way impair the validity or enforceability of the Loan Documents, as modified hereby, or alter, waive, annul, vary, affect, or impair any provisions, conditions, or covenants contained therein or any rights, powers, or remedies granted therein. Any lien and/or security interest granted to the Agent for the benefit of the Lenders in the Collateral set forth in the Credit Agreement or any other Loan Document is and shall remain unchanged and in full force and effect and the Credit Agreement and the other Loan Documents shall continue to secure the payment and performance of all of the Obligations thereunder, as modified hereby, and the Borrowers’ obligations hereunder.

Section 5.4 Parties, Successors, and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the Borrowers, the Agent, the Lenders, and their respective successors and assigns; provided, however, that none of the Borrowers may assign any of its indebtedness, liabilities or obligations under this Amendment without the prior written consent of the Agent and the Lenders.

Section 5.5 Counterparts. This Amendment may be executed in any number of counterparts, and by the Agent, each Lender, and the Borrowers in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement. Signature pages to this Amendment may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document and a telecopy of any such executed signature page shall be valid as an original.

Section 5.6 Captions. The captions contained in this Amendment are for convenience of reference only, are without substantive meaning, and should not be construed to modify, enlarge, or restrict any provision.

Section 5.7 Expenses of the Agent. The Borrowers agree to pay on demand: (a) all costs and expenses incurred by the Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all subsequent amendments, modifications, and supplements hereto or thereto, including without limitation, the costs and fees of the Agent’s legal counsel; and (b) all costs and expenses incurred by the Agent in connection with the enforcement or preservation of any rights under the Agreement, this Amendment, and/or other Loan Documents, including, without limitation, the costs and fees of the Agent’s legal counsel and the costs and fees associated with any environmental due diligence conducted in relation hereto.

Section 5.8 EFFECT OF WAIVER. NO CONSENT OR WAIVER, EXPRESS OR IMPLIED, BY THE AGENT OR ANY LENDER TO OR OF ANY BREACH OF OR DEVIATION FROM ANY COVENANT OR CONDITION OF THE CREDIT AGREEMENT OR DUTY SHALL BE DEEMED A CONSENT OR WAIVER TO OR OF ANY OTHER BREACH OF OR DEVIATION FROM THE SAME OR ANY OTHER COVENANT, CONDITION OR DUTY. NO FAILURE ON THE PART OF THE AGENT OR ANY LENDER TO EXERCISE, AND NO DELAY IN EXERCISING, AND NO COURSE OF DEALING WITH RESPECT TO, ANY RIGHT, POWER, OR PRIVILEGE UNDER THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL OPERATE AS A WAIVER THEREOF, NOR SHALL ANY SINGLE OR PARTIAL EXERCISE OF ANY RIGHT, POWER, OR PRIVILEGE UNDER THIS AMENDMENT, THE

CREDIT AGREEMENT, OR ANY OTHER LOAN DOCUMENT PRECLUDE ANY OTHER OR FURTHER EXERCISE THEREOF OR THE EXERCISE OF ANY OTHER RIGHT, POWER OR PRIVILEGE. THE RIGHTS AND REMEDIES PROVIDED FOR IN THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS ARE CUMULATIVE AND NOT EXCLUSIVE OF ANY RIGHTS AND REMEDIES PROVIDED BY LAW.

Section 5.9 Total Agreement. This Amendment, the Agreement, and all other Loan Documents shall constitute the entire agreement between the parties relating to the subject matter hereof and thereof, and shall rescind all prior agreements and understandings between the parties hereto relating to the subject matter hereof and thereof, and shall not be changed or terminated orally.

Section 5.10 Waiver of Jury Trial. EACH OF THE PARTIES HERETO WAIVES ITS RIGHT TO A TRIAL BY JURY IN ANY ACTION TO ENFORCE, DEFEND, INTERPRET, OR OTHERWISE CONCERNING THIS AMENDMENT.

Section 5.11 Choice of Law. THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF).

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the day and year first above written.

THE PARENT, A BORROWER AND AN OBLIGATED PARTY:

IMPERIAL SUGAR COMPANY

By:	/s/ Darrell D. Swank
Name:	Darrell D. Swank
Title:	Senior Vice President and Chief Financial Officer

ADDITIONAL BORROWERS AND OBLIGATED PARTIES:

FORT BEND UTILITIES COMPANY

By:	/s/ William F. Schwer
Name:	William F. Schwer
Title:	President

HOLLY FINANCE COMPANY

By:	/s/ William F. Schwer
Name:	William F. Schwer
Title:	Senior Vice President

HOLLY SUGAR CORPORATION

By:	/s/ William F. Schwer
Name:	William F. Schwer
Title:	Senior Vice President

IMPERIAL DISTRIBUTING, INC.

By:	/s/ William F. Schwer
Name:	William F. Schwer
Title:	President

IMPERIAL SWEETENER DISTRIBUTORS, INC.

By:	/s/ William F. Schwer
Name:	William F. Schwer
Title:	President

IMPERIAL-SAVANNAH LP

By:	Savannah Molasses & Specialties Company
Title:	General Partner

By:	/s/ William F. Schwer
Name:	William F. Schwer
Title:	Senior Vice President

RAGUS HOLDINGS, INC.

By:	/s/ William F. Schwer
Name:	William F. Schwer
Title:	President

SAVANNAH FOODS INDUSTRIAL, INC.

By:	/s/ William F. Schwer
Name:	William F. Schwer
Title:	President

AGENT:

BANK OF AMERICA, N.A., as Agent

By:	/s/ Stephen J. King
Name:	Stephen J. King
Title:	Vice President

LENDERS:

BANK OF AMERICA, N.A.

By:	/s/ Stephen J. King
Name:	Stephen J. King
Title:	Vice President

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ James P. Welsh
Name:	James P. Welsh
Title:	Duly Authorized Signatory

THE CIT GROUP/BUSINESS CREDIT, INC.

By:	/s/ Mark Porter
Name:	Mark Porter
Title:	Vice President

CONGRESS FINANCIAL CORPORATION (CENTRAL)

By:
Name:
Title:

WELLS FARGO FOOTHILL, LLC

By:	/s/ Eunnie Kim
Name:	Eunnie Kim
Title:	Assistant Vice-President

ORIX FINANCIAL SERVICES, INC.

By:
Name:
Title:

TRANSAMERICA BUSINESS CAPITAL CORPORATION

By:	/s/ James P. Welsh
Name:	James P. Welsh
Title:	Duly Authorized Signatory

Each of the undersigned acknowledge that their consent to the foregoing Amendment is not required, but nevertheless do hereby consent to the foregoing Amendment. Each of the undersigned hereby agrees that its Guaranty Agreement and each other document executed by it in favor of the Agent and/or the Lenders remain in full force and effect in accordance with their terms.

GUARANTORS:

BIOMASS CORPORATION

By:	/s/ William F. Schwer
Name:	William F. Schwer
Title:	President

DIXIE CRYSTALS FOODSERVICE, INC.

By:	/s/ William F. Schwer
Name:	William F. Schwer
Title:	Senior Vice President

HSC EXPORT CORPORATION

By:	/s/ William F. Schwer
Name:	William F. Schwer
Title:	Vice President

ICUBE, INC.

By:	/s/ William F. Schwer
Name:	William F. Schwer
Title:	President

IMPERIAL HOLLY CORPORATION

By:	/s/ William F. Schwer
Name:	William F. Schwer
Title:	President

MENU MAGIC FOODS, INC.

By:	/s/ William F. Schwer
Name:	William F. Schwer
Title:	President

SAVANNAH FOODS & INDUSTRIES, INC.

By:	/s/ William F. Schwer
Name:	William F. Schwer
Title:	Senior Vice President

SAVANNAH INVESTMENT COMPANY

By:	/s/ William F. Schwer
Name:	William F. Schwer
Title:	President

SAVANNAH MOLASSES & SPECIALTIES COMPANY

By:	/s/ William F. Schwer
Name:	William F. Schwer
Title:	Senior Vice President

SAVANNAH SUGAR REFINING CORPORATION

By:	/s/ William F. Schwer
Name:	William F. Schwer
Title:	Senior Vice President